UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

         Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant |X|


Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
|X|  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12



                                 MILACRON INC.

________________________________________________________________________________
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

________________________________________________________________________________
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


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|X|  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1)   Title of each class of securities to which transaction applies:
           _____________________________________________________________________

     (2)   Aggregate number of securities to which transaction applies:
           _____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           _____________________________________________________________________

     (4)   Proposed maximum aggregate value of transaction:
           _____________________________________________________________________

     (5)   Total fee paid:
           _____________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1)   Amount Previously Paid:
           _____________________________________________________________________

     (2)   Form, Schedule or Registration Statement No.:
           _____________________________________________________________________

     (3)   Filing Party:
           _____________________________________________________________________

     (4)   Date Filed:

                                    [Logo]




                                                                  May 19, 2004


Dear Fellow Shareholder:

We have previously sent to you proxy material for the Annual Meeting of Shareholders of Milacron Inc. to be held on June 9, 2004. You are being asked to consider several proposals that are of vital importance to Milacron's future. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 1(A), 1(B), 1(C), 1(D), 1(E) 1(F), 2, 3 AND 4, WHICH ARE NECESSARY TO SUCCESSFULLY COMPLETE OUR REFINANCING AND TO ENSURE THE COMPANY'S FUTURE SUCCESS. In addition, the Board recommends that shareholders vote in favor of Proposals 5, 6 and 7.

While the specific vote requirements to approve the refinancing proposals vary, all call for strong levels of shareholder participation. CONSEQUENTLY, YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU MAY OWN. Whether or not you have already done so, PLEASE VOTE TODAY--BY TELEPHONE, VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

Very truly yours,

/s/ Hugh C. O'Donnell

Hugh C. O'Donnell
Vice President, General Counsel and Secretary








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|     REMEMBER, YOU MAY VOTE YOUR SHARES BY TELEPHONE, OR VIA THE INTERNET.    |
|        Please simply follow the easy instructions on your proxy card.        |
|                                                                              |
|     If you have any questions, or need assistance in voting your shares,     |
|                       please call our proxy solicitor,                       |
|                                                                              |
|                          INNISFREE M&A INCORPORATED                          |
|                         TOLL-FREE, at 1-877-825-8631.                        |
--------------------------------------------------------------------------------

                                    [Logo]






                                                                  May 19, 2004


Dear Fellow Shareholder:

We have previously sent to you proxy material for the Annual Meeting of Shareholders of Milacron Inc. to be held on June 9, 2004. You are being asked to consider several proposals that are of vital importance to Milacron's future. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 1(A), 1(B), 1(C), 1(D), 1(E) 1(F), 2, 3 AND 4, WHICH ARE NECESSARY TO SUCCESSFULLY COMPLETE OUR REFINANCING AND TO ENSURE THE COMPANY'S FUTURE SUCCESS. In addition, the Board recommends that shareholders vote in favor of Proposals 5, 6 and 7.

While the specific vote requirements to approve the refinancing proposals vary, all call for strong levels of shareholder participation. CONSEQUENTLY, YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU MAY OWN. Whether or not you have already done so, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TODAY IN THE ENVELOPE PROVIDED.


Very truly yours,

/s/ Hugh C. O'Donnell

Hugh C. O'Donnell
Vice President, General Counsel and Secretary








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|                                IMPORTANT NOTE:                               |
|                                                                              |
|        YOUR BROKER CANNOT VOTE YOUR SHARES ON THE REFINANCING PROPOSALS      |
|              AND PROPOSAL 6 UNLESS YOU PROVIDE SPECIFIC INSTRUCTIONS.        |
|                              PLEASE VOTE TODAY!                              |
|                                                                              |
|     If you have any questions, or need assistance in voting your shares,     |
|                       please call our proxy solicitor,                       |
|                                                                              |
|                          INNISFREE M&A INCORPORATED                          |
|                         TOLL-FREE, at 1-877-825-8631.                        |
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